Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FIRST QUARTER 2023 RESULTS

Houston, Texas

May 3, 2023

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its first quarter ended March 31, 2023.

SEACOR Marine’s consolidated operating revenues for the first quarter of 2023 were $60.0 million, operating income was $0.2 million, and direct vessel profit (“DVP”)(1) was $22.7 million. This compares to consolidated operating revenues of $45.6 million, operating loss of $17.1 million, and DVP of $6.1 million in the first quarter of 2022, and consolidated operating revenues of $57.9 million, operating loss of $10.5 million, and DVP of $13.6 million in the fourth quarter of 2022.

Notable first quarter items include:

•
31.5% improvement in revenues from the first quarter of 2022 and a 3.5% increase from the fourth quarter of 2022.
•
Average utilization rate of 76%, the highest for a first quarter since 2014, a 6.0% improvement from the first quarter of 2022, and flat from the fourth quarter of 2022.
•
Average day rates of $14,314, the highest since the fourth quarter of 2015, a 26.5% improvement from the first quarter of 2022, and a 3.8% increase from the fourth quarter of 2022.
•
DVP margin increased 272.4% from the first quarter of 2022 and increased 67.1% from the fourth quarter of 2022.

For the first quarter of 2023, net loss was $9.6 million ($0.36 loss per basic and diluted share). This compares to a net loss for the first quarter of 2022 of $14.8 million ($0.56 loss per basic and diluted share). Sequentially, first quarter 2023 results compare to a net loss of $13.3 million ($0.50 loss per basic and diluted share) in the fourth quarter of 2022.

Chief Executive Officer John Gellert commented:

“The Company’s first quarter demonstrated the building momentum in this cyclical recovery and was our fifth consecutive quarter of improved average day rates. Additionally, the first quarter produced higher revenues and DVP than each quarter of 2022, despite being the historically slowest quarterly period of activity.

The increase in DVP was primarily due to higher rates and utilization as well as lower operating expenses. This improvement demonstrates our ability to execute on the re-pricing opportunities in the market as contracts roll off from prior cycle commitments. All business segments and asset classes made positive contributions, despite the seasonally lower levels of activity in the first quarter and one of our premium liftboats in the US remaining offhire for previously reported extended repairs.

On April 21, 2023, the Company announced it was exploring a potential offering of new USD denominated 5-year senior secured bonds. The Company has determined not to pursue the bond offering at this time as the indicative terms and conditions were not sufficiently attractive for the Company. In the third and fourth quarter of 2022 the Company extended the maturity of its main senior secured and unsecured debt facilities to 2026, which has provided us with the flexibility needed to opportunistically pursue refinancing opportunities as the cycle evolves in order to ensure optimal terms and conditions for the Company.

I remain optimistic about 2023, as evidenced by the Company’s performance in the first quarter and the increased demand across all segments of our business.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair; and handle anchors and mooring equipment for offshore rigs and platforms. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended March 31,
	2023	2022
Operating Revenues	$59,973	$45,591
Costs and Expenses:
Operating	37,273	39,496
Administrative and general	11,632	9,924
Lease expense	720	1,060
Depreciation and amortization	13,762	14,371
	63,387	64,851
Gains on Asset Dispositions and Impairments, Net	3,599	2,139
Operating Income (Loss)	185	(17,121)
Other Income (Expense):
Interest income	460	29
Interest expense	(8,788)	(6,627)
Derivative losses, net	—	(34)
Foreign currency (losses) gains, net	(825)	821
	(9,153)	(5,811)
Loss Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	(8,968)	(22,932)
Income Tax Expense (Benefit)	1,157	(2,421)
Loss Before Equity in Earnings of 50% or Less Owned Companies	(10,125)	(20,511)
Equity in Earnings of 50% or Less Owned Companies	536	5,674
Net Loss Attributable to SEACOR Marine Holdings Inc.	$(9,589)	$(14,837)

Net Loss Per Share:
Basic	$(0.36)	$(0.56)
Diluted	(0.36)	(0.56)
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,822,391	26,379,293
Diluted	26,822,391	26,379,293

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Time Charter Statistics:
Average Rates Per Day	$14,314	$13,794	$13,340	$12,149	$11,312
Fleet Utilization	76%	76%	79%	77%	70%
Fleet Available Days	5,071	5,244	5,336	5,311	5,400
Operating Revenues:
Time charter	$55,415	$54,789	$56,500	$49,504	$42,741
Bareboat charter	360	376	332	48	618
Other marine services	4,198	2,761	2,959	4,465	2,232
	59,973	57,926	59,791	54,017	45,591
Costs and Expenses:
Operating:
Personnel	19,803	20,849	20,152	18,346	18,435
Repairs and maintenance	6,011	8,948	7,377	8,380	6,791
Drydocking	13	1,667	5,046	6,474	4,973
Insurance and loss reserves	2,789	3,381	2,850	2,545	1,186
Fuel, lubes and supplies	4,819	5,794	5,416	4,350	3,729
Other	3,838	3,699	3,165	4,050	4,382
	37,273	44,338	44,006	44,145	39,496
Direct Vessel Profit (1)	22,700	13,588	15,785	9,872	6,095
Other Costs and Expenses:
Lease expense	720	633	1,168	1,008	1,060
Administrative and general	11,632	10,799	9,978	10,210	9,924
Depreciation and amortization	13,762	13,624	13,754	14,208	14,371
	26,114	25,056	24,900	25,426	25,355
Gains (Losses) on Asset Dispositions and Impairments, Net	3,599	1,017	(1,783)	25	2,139
Operating Income (Loss)	185	(10,451)	(10,898)	(15,529)	(17,121)
Other Income (Expense):
Interest income	460	688	(123)	190	29
Interest expense	(8,788)	(8,456)	(7,634)	(6,989)	(6,627)
Derivative gains (losses), net	—	—	1	33	(34)
Gain on debt extinguishment	—	10,429	—	—	—
Foreign currency (losses) gains, net	(825)	(2,646)	2,314	1,170	821
Other, net	—	137	659	(41)	—
	(9,153)	152	(4,783)	(5,637)	(5,811)
Loss from Operations Before Income Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies	(8,968)	(10,299)	(15,681)	(21,166)	(22,932)
Income Tax Expense (Benefit)	1,157	4,219	8,418	(1,634)	(2,421)
Loss from Operations Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(10,125)	(14,518)	(24,099)	(19,532)	(20,511)
Equity in Earnings (Losses) of 50% or Less Owned Companies	536	1,176	(254)	415	5,674
Net Loss	(9,589)	(13,342)	(24,353)	(19,117)	(14,837)
Net (Loss) Income Attributable to Noncontrolling Interests in Subsidiaries	—	—	(2)	3	—
Net Loss Attributable to SEACOR Marine Holdings Inc.	$(9,589)	$(13,342)	$(24,351)	$(19,120)	$(14,837)

Net Loss Per Share:
Basic	$(0.36)	$(0.50)	$(0.91)	$(0.72)	$(0.56)
Diluted	$(0.36)	$(0.50)	$(0.91)	$(0.72)	$(0.56)
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,822	26,728	26,728	26,665	26,379
Diluted	26,822	26,728	26,728	26,665	26,379
Common Shares and Warrants Outstanding at Period End	28,428	28,142	28,142	28,145	28,083

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$18,359	$22,563	$21,551	$17,792	$15,595
Fleet utilization	35%	57%	58%	43%	38%
Fleet available days	1,015	1,288	1,363	1,277	1,314
Out-of-service days for repairs, maintenance and drydockings	112	108	199	284	205
Out-of-service days for cold-stacked status	211	242	259	313	404
Operating Revenues:
Time charter	$6,564	$16,574	$17,075	$9,759	$7,864
Other marine services	3,842	2,916	2,161	2,399	2,052
	10,406	19,490	19,236	12,158	9,916
Direct Costs and Expenses:
Operating:
Personnel	6,535	7,262	7,243	5,773	4,923
Repairs and maintenance	1,194	2,666	2,002	1,280	1,101
Drydocking	43	472	1,549	4,090	2,867
Insurance and loss reserves	1,041	2,022	1,382	1,198	229
Fuel, lubes and supplies	783	746	1,143	794	662
Other	223	416	314	281	224
	9,819	13,584	13,633	13,416	10,006
Direct Vessel Profit (Loss) (1)	$587	$5,906	$5,603	$(1,258)	$(90)
Other Costs and Expenses:
Lease expense	$136	$138	$278	$295	$287
Depreciation and amortization	3,535	3,912	4,332	4,562	4,638

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$12,835	$11,241	$11,813	$11,279	$10,006
Fleet utilization	87%	82%	91%	85%	82%
Fleet available days	1,710	1,656	1,629	1,567	1,499
Out-of-service days for repairs, maintenance and drydockings	118	125	37	58	163
Operating Revenues:
Time charter	$18,996	$15,299	$17,551	$14,930	$12,280
Other marine services	(834)	(679)	60	1,072	(616)
	18,162	14,620	17,611	16,002	11,664
Direct Costs and Expenses:
Operating:
Personnel	4,505	4,680	4,694	3,526	3,536
Repairs and maintenance	2,553	2,902	2,110	2,638	1,579
Drydocking	1,184	678	383	134	1,144
Insurance and loss reserves	318	366	359	329	124
Fuel, lubes and supplies	2,215	2,775	2,284	1,490	1,473
Other	1,690	1,896	1,580	1,871	1,828
	12,465	13,297	11,410	9,988	9,684
Direct Vessel Profit (1)	$5,697	$1,323	$6,201	$6,014	$1,980
Other Costs and Expenses:
Lease expense	$429	$378	$455	$456	$402
Depreciation and amortization	3,925	3,683	3,461	3,306	3,258

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$13,562	$11,090	$9,507	$9,673	$9,882
Fleet utilization	82%	75%	79%	87%	77%
Fleet available days	1,440	1,533	1,564	1,651	1,800
Out-of-service days for repairs, maintenance and drydockings	76	132	252	160	153
Out-of-service days for cold-stacked status	—	—	—	—	90
Operating Revenues:
Time charter	$16,028	$12,802	$11,712	$13,906	$13,660
Other marine services	(142)	(66)	319	460	49
	15,886	12,736	12,031	14,366	13,709
Direct Costs and Expenses:
Operating:
Personnel	4,841	5,270	5,384	5,691	6,031
Repairs and maintenance	677	1,958	1,776	2,545	1,832
Drydocking	(1,095)	244	3,113	2,250	962
Insurance and loss reserves	1,185	821	762	748	507
Fuel, lubes and supplies	1,142	1,335	1,426	1,318	1,010
Other	1,327	915	878	1,213	1,627
	8,077	10,543	13,339	13,765	11,969
Direct Vessel Profit (Loss) (1)	$7,809	$2,193	$(1,308)	$601	$1,740
Other Costs and Expenses:
Lease expense	$76	$52	$35	$38	$31
Depreciation and amortization	3,688	3,783	3,974	4,229	4,345

Latin America
Time Charter Statistics:
Average rates per day worked	$16,229	$14,009	$14,010	$14,263	$13,450
Fleet utilization	94%	94%	93%	94%	85%
Fleet available days	906	767	780	816	787
Out-of-service days for repairs, maintenance and drydockings	22	14	12	6	59
Operating Revenues:
Time charter	$13,827	$10,114	$10,162	$10,909	$8,937
Bareboat charter	360	376	332	48	618
Other marine services	1,332	590	419	534	747
	15,519	11,080	10,913	11,491	10,302
Direct Costs and Expenses:
Operating:
Personnel	3,922	3,637	2,831	3,356	3,945
Repairs and maintenance	1,587	1,422	1,489	1,917	2,279
Drydocking	(119)	273	1	—	—
Insurance and loss reserves	245	172	347	270	326
Fuel, lubes and supplies	679	938	563	748	584
Other	598	472	393	685	703
	6,912	6,914	5,624	6,976	7,837
Direct Vessel Profit (1)	$8,607	$4,166	$5,289	$4,515	$2,465
Other Costs and Expenses:
Lease expense	$79	$65	$400	$219	$340
'Depreciation and amortization	2,614	2,246	1,987	2,111	2,130

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
AHTS
Time Charter Statistics:
Average rates per day worked	$9,244	$9,254	$8,848	$8,887	$8,908
Fleet utilization	81%	80%	67%	66%	66%
Fleet available days	391	460	552	546	540
Out-of-service days for repairs, maintenance and drydockings	45	—	92	56	2
Out-of-service days for cold-stacked status	31	92	92	131	180
Operating Revenues:
Time charter	$2,915	$3,406	$3,256	$3,191	$3,188
Other marine services	(152)	(168)	(183)	(143)	(160)
	2,763	3,238	3,073	3,048	3,028
Direct Costs and Expenses:
Operating:
Personnel	$995	$1,220	$1,022	$1,050	$1,136
Repairs and maintenance	216	331	304	566	293
Drydocking	420	6	28	(30)	(7)
Insurance and loss reserves	68	94	150	146	(137)
Fuel, lubes and supplies	476	259	399	215	144
Other	295	283	228	435	439
	2,470	2,193	2,131	2,382	1,868
Other Costs and Expenses:
Lease expense	$331	$300	$450	$450	$449
Depreciation and amortization	298	300	494	495	494

FSV
Time Charter Statistics:
Average rates per day worked	$10,609	$9,905	$9,907	$9,201	$8,621
Fleet utilization	91%	86%	90%	85%	80%
Fleet available days	2,070	2,116	2,116	2,126	2,160
Out-of-service days for repairs, maintenance and drydockings	66	146	103	108	167
Out-of-service days for cold-stacked status	90	58	75	91	90
Operating Revenues:
Time charter	$19,988	$18,062	$18,837	$16,525	$14,900
Other marine services	(377)	(224)	(15)	(174)	(254)
	19,611	17,838	18,822	16,351	14,646
Direct Costs and Expenses:
Operating:
Personnel	$4,861	$5,140	$5,289	$4,880	$5,070
Repairs and maintenance	1,867	2,957	2,738	2,458	1,800
Drydocking	128	1,434	656	(201)	1,277
Insurance and loss reserves	334	453	410	372	260
Fuel, lubes and supplies	1,382	1,797	1,572	1,187	1,544
Other	1,236	1,638	1,284	1,311	1,941
	9,808	13,419	11,949	10,007	11,892
Other Costs and Expenses:
Depreciation and amortization	4,946	4,972	4,972	5,010	4,945

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
PSV
Time Charter Statistics:
Average rates per day worked	$14,827	$13,519	$13,772	$13,422	$12,188
Fleet utilization	70%	69%	78%	86%	72%
Fleet available days	1,800	1,840	1,840	1,820	1,800
Out-of-service days for repairs, maintenance and drydockings	124	142	152	26	233
Operating Revenues:
Time charter	$18,800	$17,194	$19,687	$20,983	$15,823
Bareboat charter	360	376	332	48	618
Other marine services	840	222	720	575	44
	20,000	17,792	20,739	21,606	16,485
Direct Costs and Expenses:
Operating:
Personnel	$8,849	$8,961	$8,427	$7,889	$8,193
Repairs and maintenance	3,475	2,998	2,839	3,184	3,701
Drydocking	609	770	1,025	(32)	1,302
Insurance and loss reserves	419	552	734	551	428
Fuel, lubes and supplies	2,331	2,842	2,038	1,701	1,434
Other	2,314	1,420	1,275	1,631	1,348
	17,997	17,543	16,338	14,924	16,406
Other Costs and Expenses:
Lease expense	$—	$—	$332	$154	$291
Depreciation and amortization	4,262	4,099	3,810	3,785	3,786

Specialty
Time Charter Statistics:
Fleet available days	—	—	—	—	90
Out-of-service days for cold-stacked status	—	—	—	—	90
Direct Costs and Expenses:
Operating:
Personnel	$—	$—	$—	$—	$1
Insurance and loss reserves	—	—	—	—	2
Fuel, lubes and supplies	—	—	—	—	2
Other	—	—	—	—	11
	—	—	—	—	16

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Liftboats
Time Charter Statistics:
Average rates per day worked	$33,936	$31,717	$27,447	$24,712	$22,416
Fleet utilization	50%	61%	65%	44%	49%
Fleet available days	810	828	828	819	810
Out-of-service days for repairs, maintenance and drydockings	94	90	154	318	179
Out-of-service days for cold-stacked status	90	92	92	91	134
Operating Revenues:
Time charter	$13,712	$16,127	$14,720	$8,805	$8,830
Other marine services	2,776	1,842	1,421	3,283	1,463
	16,488	17,969	16,141	12,088	10,293
Direct Costs and Expenses:
Operating:
Personnel	$5,068	$5,520	$5,419	$4,515	$4,035
Repairs and maintenance	499	2,674	1,560	2,132	1,012
Drydocking	(1,141)	(543)	3,337	6,737	2,401
Insurance and loss reserves	1,907	2,271	1,552	1,548	1,215
Fuel, lubes and supplies	619	896	1,408	1,230	605
Other	(28)	359	387	655	644
	6,924	11,177	13,663	16,817	9,912
Other Costs and Expenses:
Depreciation and amortization	4,214	4,210	4,429	4,870	4,964

Other Activity
Operating Revenues:
Other marine services	$1,111	$1,089	$1,016	$924	$1,139
	1,111	1,089	1,016	924	1,139
Direct Costs and Expenses:
Operating:
Personnel	$30	$8	$(5)	$12	$—
Repairs and maintenance	(46)	(12)	(64)	40	(15)
Drydocking	(3)	—	—	—	—
Insurance and loss reserves	61	11	4	(72)	(582)
Fuel, lubes and supplies	11	—	(1)	17	—
Other	21	(1)	(9)	18	(1)
	74	6	(75)	15	(598)
Other Costs and Expenses:
Lease expense	$389	$333	$386	$404	$320
Depreciation and amortization	42	43	49	48	182

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$40,570	$39,963	$47,514	$22,608	$36,315
Restricted cash	3,082	3,082	3,296	3,296	3,596
Receivables:
Trade, net of allowance for credit loss accounts	60,114	54,388	58,572	55,276	49,238
Other	11,913	7,638	6,647	7,437	8,799
Note receivable	10,000	15,000	20,000	—	—
Tax receivable	445	578	79	79	1,238
Inventories	2,207	2,123	2,059	1,723	1,297
Prepaid expenses and other	3,233	3,054	4,700	5,391	3,724
Assets held for sale	—	6,750	6,000	—	—
Total current assets	131,564	132,576	148,867	95,810	104,207
Property and Equipment:
Historical cost	969,328	967,683	992,423	1,000,147	1,006,873
Accumulated depreciation	(324,197)	(310,778)	(321,898)	(325,091)	(316,444)
	645,131	656,905	670,525	675,056	690,429
Construction in progress	8,540	8,111	8,422	15,576	15,550
Net property and equipment	653,671	665,016	678,947	690,632	705,979
Right-of-use asset - operating leases	5,984	6,206	4,419	5,686	6,238
Right-of-use asset - finance leases	6,654	6,813	6,972	7,131	7,290
Investments, at equity, and advances to 50% or less owned companies	3,594	3,024	1,901	75,923	76,860
Other assets	2,079	1,995	1,887	1,932	2,057
Total assets	$803,546	$815,630	$842,993	$877,114	$902,631
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$1,764	$2,358	$1,792	$2,010	$2,073
Current portion of finance lease liabilities	563	468	374	282	190
Current portion of long-term debt	60,523	61,512	57,567	33,398	32,708
Accounts payable and accrued expenses	44,255	37,954	36,248	39,262	32,585
Due to SEACOR Holdings	264	264	264	264	264
Other current liabilities	20,185	18,869	22,032	22,171	23,723
Total current liabilities	127,554	121,425	118,277	97,387	91,543
Long-term operating lease liabilities	4,474	4,739	3,759	4,026	4,420
Long-term finance lease liabilities	6,644	6,781	6,916	7,050	7,183
Long-term debt	254,450	260,119	282,556	318,699	326,264
Conversion option liability on convertible senior notes	—	—	—	1	34
Deferred income taxes	39,120	40,779	39,823	33,743	37,153
Deferred gains and other liabilities	2,264	2,641	2,692	2,701	2,990
Total liabilities	434,506	436,484	454,023	463,607	469,587
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	279	272	272	272	269
Additional paid-in capital	467,896	466,669	465,449	464,222	463,138
Accumulated deficit	(102,700)	(93,111)	(79,769)	(55,418)	(37,744)
Shares held in treasury	(4,119)	(1,852)	(1,852)	(1,852)	(1,792)
Accumulated other comprehensive income, net of tax	7,363	6,847	4,549	5,960	8,853
	368,719	378,825	388,649	413,184	432,724
Noncontrolling interests in subsidiaries	321	321	321	323	320
Total equity	369,040	379,146	388,970	413,507	433,044
Total liabilities and equity	$803,546	$815,630	$842,993	$877,114	$902,631

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Cash Flows from Operating Activities:
Net Loss	$(9,589)	$(13,342)	$(24,353)	$(19,117)	$(14,837)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	13,762	13,624	13,754	14,208	14,371
Deferred financing costs amortization	418	(997)	350	364	291
Stock-based compensation expense	1,227	1,220	1,227	1,076	1,074
Debt discount amortization	1,558	1,449	1,817	1,736	1,691
Allowance for credit losses	(104)	11	(53)	701	(170)
(Gain) loss from equipment sales, retirements or impairments	(3,599)	(1,017)	1,783	(25)	(2,139)
Gain on debt extinguishment	—	(12,700)	—	—	—
Derivative losses (gains)	—	—	(1)	(33)	34
Interest on finance lease	72	73	73	73	25
Settlements on derivative transactions, net	154	33	(131)	(278)	(373)
Currency losses (gains)	825	2,646	(2,314)	(1,170)	(821)
Deferred income taxes	(1,659)	957	6,079	(3,410)	(3,529)
Equity (earnings) losses	(536)	(1,176)	254	(415)	(5,674)
Dividends received from equity investees	—	74	1,096	1,162	725
Changes in Operating Assets and Liabilities:
Accounts receivables	(9,857)	2,304	(2,384)	(4,476)	3,904
Other assets	45	3,296	966	(1,539)	(164)
Accounts payable and accrued liabilities	6,731	769	(4,900)	4,925	6,707
Net cash (used in) provided by operating activities	(552)	(2,776)	(6,737)	(6,218)	1,115
Cash Flows from Investing Activities:
Purchases of property and equipment	(470)	(185)	(240)	(17)	(20)
Proceeds from disposition of property and equipment	7,611	53	—	1,371	5,310
Net investing activities in property and equipment	7,141	(132)	(240)	1,354	5,290
Principal payments on notes due from equity investees	—	—	177	175	176
Proceeds from sale of investment in equity investees	—	—	66,000	—	—
Notes due from others	—	—	(28,831)	—	—
Principal payments on notes due from others	5,000	5,000	8,831	—	—
Net cash provided by investing activities	12,141	4,868	45,937	1,529	5,466
Cash Flows from Financing Activities:
Payments on long-term debt	(8,608)	(7,470)	(14,182)	(9,152)	(7,348)
Payments on debt extinguishment cost	—	(2,271)	—	—	—
Payments on finance leases	(114)	(114)	(114)	(114)	(9)
Proceeds from exercise of stock options	6	—	—	11	140
Tax withholdings on restricted stock vesting and director share awards	(2,266)	—	—	(60)	(672)
Net cash used in financing activities	(10,982)	(9,855)	(14,296)	(9,315)	(7,889)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	—	(2)	2	(3)	(1)
Net Change in Cash, Cash Equivalents and Restricted Cash	607	(7,765)	24,906	(14,007)	(1,309)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	43,045	50,810	25,904	39,911	41,220
Cash, Restricted Cash and Cash Equivalents, End of Period	$43,652	$43,045	$50,810	$25,904	$39,911

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Leased-in	Managed	Total
March 31, 2023
AHTS	3	1	—	4
FSV	22	1	2	25
PSV	21	—	—	21
Liftboats	9	—	—	9
	55	2	2	59
December 31, 2022
AHTS	3	2	—	5
FSV	22	1	2	25
PSV	21	—	—	21
Liftboats	9	—	—	9
	55	3	2	60